Exhibit 10.19

SECOND AMENDMENT AGREEMENT
This SECOND AMENDMENT AGREEMENT (“this Agreement”), dated as of February 21, 2020 (the “Amendment Date”) to the Amended and Restated Credit Agreement (as defined below) is entered into by and between Barings BDC Senior Funding I, LLC a limited liability company organized under the laws of the State of Delaware (the “Borrower”) and Bank of America, N.A., a national banking association (the “Bank”) (each a “Party” and, collectively, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Amended and Restated Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower and the Bank, as Class A-1 Lender and as Administrative Agent, entered into that certain credit agreement, dated as of August 3, 2018, which was amended by a certain amendment agreement dated as of October 3, 2018 and amended and restated in its entirety on December 13, 2018 and amended by a certain amendment agreement dated March 6, 2019 (the “Credit Agreement” or the “Amended and Restated Credit Agreement”) by and among the Borrower, the Administrative Agent and the Bank;
WHEREAS, the Parties wish to amend the Amended and Restated Credit Agreement to modify the definition of Maturity Date;
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:
ARTICLE I
AMENDMENT
SECTION 1.1 Definition of Maturity Date. With the effect from the date hereof, the definition “Maturity Date” shall be deleted in its entirety and replaced with the following:
“Maturity Date" means the third anniversary of the Closing Date; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next following Business Day.
SECTION 1.2 Portfolio Criteria. With the effect from the date hereof, Section 2(a) Annex B shall be deleted in its entirety and replace with the following:
a.    The Current Market Value of all Eligible Collateral Assets with respect to a single obligor may not exceed $8,000,000, except that (A) the Current Market Value of Eligible Collateral Assets with respect to a single obligor may be up to $11,000,000 with respect to three individual obligors;
ARTICLE II
REPRESENTATIONS AND WARRANTIES
SECTION 2.1. The Borrower hereby represents and warrants to the Bank, as Class A-1 Lender and as Administrative Agent that, as of the date first written above, (i) no Default or Event of Default

Exhibit 10.19

has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Amended and Restated Credit Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).
ARTICLE III
MISCELLANEOUS
SECTION 3.1. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 3.2. Counterparts. The Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.
SECTION 3.3. Entire Agreement. The only amendments being made to the Amended and Restated Credit Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.
SECTION 3.4. Security Interest in Full Force and Effect. The Borrower hereby acknowledges and agrees that the security interest in the Collateral granted by it to the Administrative Agent under the Security Agreement is valid and in full force and effect as of the date hereof.
SECTION 3.5. Ratification. Except as expressly amended and waived hereby, the Amended and Restated Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Amended and Restated Credit Agreement for all purposes and is therefore a Loan Document.

Exhibit 10.19

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BANK OF AMERICA, N.A., AS CLASS A-1 LENDER UNDER THE CREDIT AGREEMENT
By:/s/ Bryson Brannon
Bryson Brannon- Director
(Print Name and Title)

BARINGS BDC SENIOR FUNDING I, LLC, AS BORROWER UNDER THE CREDIT AGREEMENT

By:/s/ Christopher Cary
Christopher Cary - Treasurer
(Print Name and Title)

ACKNOWLEDGED AND AGREED,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT

By:/s/ Bryson Brannon

Bryson Brannon - Director
(Print Name and Title)